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                                  SCHEDULE 14C
                                 (Rule 14c-101)
                 INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934

    Check the appropriate box:
    /X/  Preliminary Information Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
    / /  Definitive Information Statement

                               HTTP TECHNOLOGY, INC.
--------------------------------------------------------------------------------
                   (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                              HTTP TECHNOLOGY, INC.
                               46 BERKELEY SQUARE
                         LONDON, UNITED KINGDOM W1J 5AT
                           --------------------------
               INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                           --------------------------

     This Information Statement of HTTP Technology, Inc., a Delaware corporation (the "Company"), is being furnished in connection with the taking of certain actions by the holders of the majority of the outstanding eligible votes of the capital stock of the Company. The Information Statement is being mailed on or about October 7, 2002, to holders of record on October 7, 2002 (the "Record Date"), of shares of the Common Stock, par value $.001 per share (the "Common Stock") of the Company.

     The Company's capital structure consists of 100,000,000 authorized shares of Common Stock, of which 57,868,711 shares were issued and outstanding as of the Record Date.

     The following persons or entities (the "Majority Stockholders") own an aggregate of 40,530,926 shares, and accordingly, have the ability to exercise 40,530,926 votes, or 70.0% of all eligible votes as of the Record Date:

                               NUMBER OF SHARES          PERCENTAGE OF COMMON
NAME OF BENEFICIAL OWNER      BENEFICIALLY OWNED       EQUITY BENEFICIALLY OWNED
------------------------      ------------------       -------------------------
STG Holdings PLC                  36,006,450                    62.2%
46 Berkeley Square
London, United Kingdom
W1J 5AT

Stefan Allesch-Taylor (1)         40,520,926                    70.0%
46 Berkeley Square
London, United Kingdom
W1J 5AT

Matthew Gill (2)                  36,016,450                    62.2%
46 Berkeley Square
London, United Kingdom
W1J 5AT

(1) Includes 36,006,450 shares of common stock directly owned by STG Holdings PLC. As a significant shareholder and a director of STG, Mr. Allesch-Taylor may be deemed to control the investment and voting decisions with respect to the stock held by STG in the Company.

(2) Includes 36,006,450 shares of common stock directly owned by STG Holdings PLC. As a significant shareholder and director of STG, Mr. Gill may be deemed to control the investment and voting decisions with respect to the stock held by STG in the Company.

     The Majority Stockholders have the ability to, and intend to, approve the proposal described in this Information Statement on October 28, 2002 (the "Consent Date"):

          To approve and adopt the proposed amendment to the Company's Certificate of Incorporation to change the Company's name to "Medicsight, Inc."

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                           PRINCIPAL SHAREHOLDERS AND
                          SHARE OWNERSHIP BY MANAGEMENT

     The Company's capital structure consists of 100,000,000 authorized shares of Common Stock, of which 57,868,711 shares were issued and outstanding as of the Record Date. The Company believes there are approximately 1,500 beneficial owners of its Common Stock. Each share of Common Stock is entitled to one vote per share.

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date by:

          o each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock;

          o each person serving as a director or executive officer of the Company; and

          o all executive officers and directors of the Company as a group.

     Beneficial ownership is determined in accordance with the rules of the Commission. In general, a person who has voting power and/or investment power with respect to securities is treated as a beneficial owner of those securities. For purposes of this table, shares subject to outstanding warrants and options exercisable within 60 days of the date of this Annual Report are considered as beneficially owned by the person holding such securities. To our knowledge, except as set forth in this table, we believe that the persons named in this table have sole voting and investment power with respect to the shares shown. Except as otherwise indicated, the address of each of the directors, executive officers and 5% shareholders in this table is as follows: HTTP Technology, Inc., 46 Berkeley Square, London, UNITED KINGDOM, W1J 5AT

         Percentage beneficially owned is based upon 57,868,711 shares of Common Stock issued and outstanding as of the Record Date.

                               NUMBER OF SHARES          PERCENTAGE OF COMMON
NAME OF BENEFICIAL OWNER      BENEFICIALLY OWNED       EQUITY BENEFICIALLY OWNED
------------------------      ------------------       -------------------------

5% BENEFICIAL OWNERS
STG Holdings PLC                  36,006,450                    62.2%

Societe Privee, as Nominee         4,176,443(1)                  7.2%
22 Grosvenor Square, London,
United Kingdom W1X 9LF

DIRECTORS AND OFFICERS
Stefan Allesch-Taylor             40,520,926(2)                 70.0%

Matthew Gill                      36,016,450(3)                 62.2%

Mark Warde-Norbury                   123,524(4)                  *

Total Officers and Directors
  as a Group (3 persons)          40,654,450                    70.2%

-----------
*    Less than 1%.


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

(1) Consists of the holdings of 69 individuals and corporate entities none of whom i) holds more than 3.6% of the issued and outstanding shares of the Company; and ii) is an officer, director or control person or is related to an officer, director, control person or an affiliate.

(2) Includes 36,006,450 shares of common stock directly owned by STG Holdings PLC. As a significant shareholder and a director of STG, Mr. Allesch-Taylor may be deemed to control the investment and voting decisions with respect to the stock held by STG in the Company.

(3) Includes 36,006,450 shares of common stock directly owned by STG Holdings PLC. As a significant shareholder and a director of STG, Mr. Gill may be deemed to control the investment and voting decisions with respect to the stock held by STG in the Company.

(4) Consists of 40,000 shares held by a spouse, Lucy Warde-Norbury and 83,524 shares directly owned by Capital Strategy PLC. As a significant shareholder of Capital Strategy PLC, Mr. Warde-Norbury may be deemed to control the investment and voting decisions with respect to the stock held by Capital Strategy in the Company.

           PROPOSED CHANGE OF THE COMPANY'S NAME TO "MEDICSIGHT, INC."

     The Board of Directors believes that the best interests of the Company and its shareholders will be served by changing the name of the Company to "Medicsight, Inc." The Board of Directors believes that the new name will more accurately reflect the business of the Company and will generate wider name recognition in the business and financial communities.

     The Board of Directors adopted a resolution on September 26, 2002 recommending to the stockholders of the Company that the name of the Company be changed to Medicsight, Inc. Accordingly, the Majority Stockholders have informed the Company that they will approve the following resolution on the Consent Date:

     "RESOLVED, that Article FIRST of the Certificate of Incorporation of the Company be amended in its entirety to read as follows:

     FIRST: The name of the Corporation is Medicsight, Inc."

     Upon consent by the Majority Stockholders to the adoption of the foregoing resolution, the Company will make the necessary filing of a Certificate of Amendment to the Certificate of Incorporation of the Company with the Secretary of State of Delaware.



Dated: October __, 2002                     BY ORDER OF THE BOARD OF DIRECTORS


                                            BY: Stefan Allesch-Taylor
                                                -------------------------------
                                                CHAIRMAN AND CHIEF EXECUTIVE
                                                OFFICER





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